UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2024

Checkpoint Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38128	47-2568632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

95 Sawyer Road, Suite 110,

Waltham, MA 02453

(Address of principal executive offices)

(781) 652-4500

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CKPT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2024, the Board of Directors (“the Board”) of Checkpoint Therapeutics, Inc. (the “Company”) appointed Dr. Amit Sharma to the Board. Dr. Sharma will serve as a director until his term expires at the 2024 annual meeting of stockholders, at which time he will stand for election by the Company’s stockholders. The appointment of Dr. Amit Sharma to the Company’s Board of Directors cures the Company’s previously announced deficiency with Nasdaq Listing Rule 5605(b)(1) as the majority of the members of the Company’s Board of Directors are now independent within the meaning of Listing Rule 5605(a)(2).

Dr. Sharma has (i) no arrangements or understandings with any other person pursuant to which he was appointed to as a director, and (ii) no family relationship with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer.

Dr. Sharma has had (i) no direct or indirect material interest in any transaction or series of similar transactions contemplated by Item 404(a) of Regulation S-K, and (ii) as of the date of this Current Report on Form 8-K, Dr. Sharma holds no direct or indirect beneficial ownership in the Company’s stock or rights to acquire the Company’s stock.

The Company announced Dr. Sharma’s appointment via press release on March 18, 2024. A copy of the press release is being filed as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Checkpoint Therapeutics, Inc., dated March 18, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKPOINT THERAPEUTICS, INC.

Date: March 18, 2024	By:	/s/ James F. Oliviero
	Name:	James F. Oliviero
	Title:	President and Chief Executive Officer